Asset Management Fund

(The “Funds”)

Ultra Short Mortgage Fund - ASARX

Ultra Short Fund - AULTX

Short U.S. Government Fund - ASITX

Intermediate Mortgage Fund - ASCPX

U.S. Government Mortgage Fund - ASMTX

SUPPLEMENT DATED JUNE 28, 2013

TO PROSPECTUS DATED MARCH 1, 2013

The disclosure on pages 30 and 31 of the Prospectus relating to disclosures regarding legal proceedings is supplemented as follows:

The title to this section is amended to read as follows:

Pending Legal Matters Relating to Investment Adviser, Distributor and Funds

The following new paragraph is added at the end of this section on page 31:

In addition, certain of the Funds have filed lawsuits against various parties related to alleged fraudulent conduct in connection with the offer and sale of residential mortgage-backed securities purchased by certain of the Funds and seeks compensatory damages to recover for losses sustained by the Funds. As of this date, the following lawsuits or other legal actions have been filed:

•	Asset Management Fund, d/b/a AMF Funds; AMF Intermediate Mortgage Fund; AMF Ultra Short Fund; AMF Ultra Short Mortgage Fund; AMF Short U.S. Government Fund; and AMF U.S. Government Mortgage Fund v. JPMorgan Chase & Co., JPMorgan Chase Bank, N.A., J.P. Morgan Mortgage Acquisition Corporation, J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.), J.P. Morgan Acceptance Corporation I, EMC Mortgage LLC (f/k/a EMC Mortgage Corporation), Bear, Stearns Securities Corp., Bear Stearns & Co., Inc., and WAMU Asset Acceptance Corp.; Supreme Court of the State of New York, County of New York, Index No. 650320/2012. (Complaint filed 8/17/12);
•	In re Countrywide Financial Corp. Mortgage-Backed Securities Litigation: Asset Management Fund, d/b/a AMF Funds, AMF Intermediate Mortgage Fund, AMF Ultra Short Fund, AMF Ultra Short Mortgage Fund, AMF Short U.S. Government Fund, and AMF U.S. Government Mortgage Fund v. Bank of America Corporation, Bank of America, N.A., NB Holdings Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc. (f/k/a Banc of America Securities LLC); Banc of America Funding Corporation, Bank of America Mortgage Securities Inc., Countrywide Financial Corporation, Countrywide Home Loans, Inc., CWMBS, Inc., Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and Merrill Lynch Co., Inc.; U.S. District Court, Central District of California, Western Division, Case No. 12-CV-04775-MRP (Complaint filed 9/7/12);
•	Asset Management Fund, d/b/a AMF Funds; AMF Intermediate Mortgage Fund; AMF Ultra Short Fund; AMF Ultra Short Mortgage Fund; AMF Short U.S. Government Fund; and AMF U.S. Government Mortgage Fund v. Morgan Stanley, Morgan Stanley & Co. LLC (f/k/a Morgan Stanley & Co. Incorporated), Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I Inc., and Morgan Stanley Mortgage Capital Holdings LLC; Supreme Court of the State of New York, County of New York, Index No. 651466/2012 (Complaint filed 10/22/12); and
•	Asset Management Fund, d/b/a AMF Funds; AMF Intermediate Mortgage Fund; AMF Ultra Short Fund; AMF Ultra Short Mortgage Fund; and AMF U.S. Government Mortgage Fund v. Wells Fargo & Company; Wells Fargo Bank, N.A.; and Wells Fargo Asset Securities Corporation; Supreme Court of the State of New York, County of New York, Index No. Summons with Notice. (Summons with Notice filed 2/15/13).

It is unknown whether any of these lawsuits will result in a material recovery for the Funds, either by way of judgment or settlement, or whether additional actions will be pursued in the future. In addition, the Funds may participate in various class action settlements, but it is unknown whether any settlements will result in a material recovery for the Funds.

This Supplement and the Prospectus dated March 1, 2013 provide the information a prospective investor ought to know before investing and should be retained for future reference.